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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-42145), pertaining to The A Consulting Team, Inc. 1997 Stock Option and Award Plan, of our report dated January 28, 1999, with respect to the financial statements of The A Consulting Team, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.



                                                               Ernst & Young LLP



March 30, 1999
New York, New York